UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal period end: December 31, 2019

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2019

Friess Small Cap Growth Fund

Institutional Class – SCGFX
Investor Class – SCGNX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.friessfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-656-3017 or by sending an e-mail request to info@friess.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-656-3017 or send an e-mail request to info@friess.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

friessfunds.com

Friess Small Cap Growth Fund
Semi-Annual Report	June 30, 2019

Dear Fellow Shareholders:

The celebratory mood that marked the beginning of the year soured midway through the June quarter as worries mounted about economic fallout from escalating trade tensions.  Investors later found reason for optimism from the Federal Reserve Bank, resulting in a moderately positive environment by the period’s end.

Friess Small Cap Growth Fund’s Institutional Class shares grew 1.86 percent in the three months through June.  The Russell 2000® and Russell 2000® Growth Indexes gained 2.10 and 2.75 percent.

Coming off their strongest quarterly return in nearly a decade, small-cap benchmarks continued to run as the June quarter got underway.  As first-quarter earnings reports topped reduced expectations, investors became increasingly optimistic regarding potential for the United States and China to resolve their ongoing trade dispute.  That optimism proved to be short-lived.

On May 5, in a tweet describing negotiations as progressing “too slowly,” President Trump announced that $200 billion worth of Chinese goods that were at the time subjected to 10 percent tariffs would face 25 percent tariffs starting on May 10.  Soon after, China announced retaliatory measures to begin in June.

Dismayed surprise ensued.  Major indexes erased quarter-to-date gains in short order, retreating throughout the remainder of May.  From their May 6 highs to their lows roughly three weeks later, the Russell 2000® and Russell 2000® Growth Indexes both declined more than 9 percent.

Based on its most recent comments up to this point, the Federal Reserve seemed to telegraph a neutral stance regarding interest rates.  Then, at a conference in early June, Federal Reserve Chairman Jerome Powell assured the public that the Fed was monitoring the trade situation and would “act as appropriate to sustain the expansion” should the need arise.

Risk related to the standoff between the world’s two largest economies was reduced by a Fed-fortified safety net, as far as investors were concerned.  Speculation arose that change was already afoot at the Fed, with bias shifting toward lower rates sometime soon.  After the central bank dropped the word “patient” from the outlook statement it released following its Open Market Committee meeting later in the month, investors appeared convinced.

Conditions weren’t ideal for stock picking in the June quarter given the market’s macro focus, but the trend was still positive.  Holdings from five out of the nine sectors represented in the portfolio gained ground in the three months through June.  The portfolio outperformed its primary benchmark, the Russell 2000® Index, in six out of nine sectors.

Technology holdings, which represented the largest portfolio position, contributed the most to the Fund’s return and the most to its performance relative to the benchmark.  Semiconductor and software holdings were standout performers.

Enphase Energy, which makes microinverter systems used in solar power generating products, rose after expectation-beatings earnings results.  The company earned $0.08 per share in the March quarter, up from a $0.01 per share loss in the year-ago period.  Zoom Video Communications, which facilitates face-to-face video conferencing and content sharing, enjoyed a successful initial public offering.  The company exceeded earnings expectations and grew revenue 103 percent in the April quarter, its first reported quarter as a public company.

Health care holdings, representing the portfolio’s second largest position, were the second biggest contributors to absolute and relative results.  Rapidly growing equipment and service providers drove performance.  Addus HomeCare Corp., a provider of in-home personal care, grew March-quarter earnings 24 percent, exceeding the consensus estimate by 13 percent.  Medical device maker Integer Holdings Corp. grew March-quarter earnings 64 percent, topping expectations by 32 percent.

eHealth, the lone financial sector holding, rivaled health care in terms of its contribution to absolute and relative returns.  Shares of the online insurance agency climbed after significant upside surprises in revenue and earnings.  Analysts underestimated the company’s Medicare-related business, which grew 77 percent in the March quarter.

Consumer discretionary holdings, which represented the third largest portfolio position, detracted the most from absolute and relative results.  For starters, the sector, in general, was not an investor favorite.  With low-cost overseas production and sourcing central themes in the trade dispute, consumer goods makers went largely unloved as tensions rose.  Moreover, as trade threatened the economic outlook, retailers and service providers alike suffered as investors envisioned a weakened consumer.

Still, clunkers were the real problem.  MarineMax topped revenue expectations but fell short of the consensus earnings estimate after slower sales in weather-beaten Midwest markets led the company to increase promotional activity and lower guidance.  Shoe Carnival blamed weather and delayed tax refunds for its March-quarter earnings miss.  American Eagle Outfitters reported a solid April quarter, but price cutting prompted the company to temper guidance for the quarter ahead.

The consumer discretionary sector accounted for the bulk of the benchmark’s relative performance advantage.  Industrial and communication services holdings also detracted from relative results.

For more information on holdings that influenced June-quarter results, please see Roses & Thorns on Page 5.

We’re encouraged by the Fund’s current portfolio.  Based on consensus estimates complied by FactSet Research Systems as of June 30, analysts predicted the typical Friess Small Cap Growth Fund holding would grow 2019 earnings 19.2 percent versus just 5.3 percent for the Russell 2000® Index.  Thanks for your long-term focus and continued confidence.

Scott Gates
Chief Investment Officer

Expense Example
June 30, 2019 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 – June 30, 2019).

Actual Expenses

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period(1)
	Value	Value	1/1/19 to
	1/1/19	6/30/19	6/30/19
Institutional Class
Actual(2)	$1,000.00	$1,164.70	$6.44
Hypothetical
(5% return
before expenses)	$1,000.00	$1,018.84	$6.01

Investor Class
Actual(2)	$1,000.00	$1,162.90	$7.78
Hypothetical
(5% return
before expenses)	$1,000.00	$1,017.60	$7.25

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20% and 1.45% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2019 of 16.47% and 16.29% of the Institutional Class and Investor Class, respectively.

Friess Small Cap Growth Fund
Portfolio Characteristics as of June 30, 2019 (Unaudited)

Top Ten Equity Holdings(1)

Security Name	% of Net Assets	% Change from Book Cost
Enphase Energy, Inc.	3.7%	192.4%
Tandem Diabetes Care, Inc.	3.0%	220.0%
eHealth, Inc.	2.9%	305.9%
Deckers Outdoor Corp.	2.8%	131.6%
CareDx, Inc.	2.7%	51.7%
McDermott International, Inc.	2.7%	34.4%
Kornit Digital Ltd.	2.7%	46.7%
Harsco Corp.	2.5%	22.6%
Upland Software, Inc.	2.4%	104.3%
QuinStreet, Inc.	2.4%	12.9%
Top Ten as a Group	27.8%

Top Ten Industry Groups(1)
(% of net assets)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Includes money market deposit accounts, investments purchased with cash proceeds from securities lending, and liabilities in excess of other assets.

Friess Small Cap Growth Fund
June Quarter “Roses & Thorns” (Unaudited)

	$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move
			The company, which makes microinverter systems used in solar photovoltaics, earned
Enphase			$0.08 per share in the March quarter, up from a $0.01 per share loss in the year-ago
Energy Inc.	$3,735	92.8	period and ahead of the $0.05 per share consensus estimate. Revenue increased
(ENPH)			43 percent thanks to strength in new products and improved U.S. market conditions.
			The Internet-based health insurance agency reported March-quarter earnings of
eHealth Inc.			$0.33 per share, exceeding a consensus forecast predicting an $0.11 per share loss.
(EHTH)	$1,291	38.1	Medicare-related business, which rose 78 percent in the quarter, drove a 60 percent
			increase in total revenue. eHealth also raised full-year earnings and revenue guidance.
			Zoom provides a video-centric communications platform for face-to-face video
Zoom Video			conferencing and content sharing. Investor enthusiasm drove the company’s shares
Communications	$1,114	94.4	higher during its initial public offering and in the weeks that followed. The company,
Inc., Class A			which posted 103 percent year-over-year revenue growth in the April quarter,
(ZM)			exceeded the consensus earnings estimate in its first reported quarter as a public company.
			The industrial product and service provider grew March-quarter earnings 32 percent,
			exceeding the consensus estimate. Revenue increased 10 percent on strength in the
Harsco Corp.	$1,089	36.1	company’s industrial and rail segments. Harsco simultaneously announced an
(HSC)			acquisition and a divestiture as part of its strategic plan to reduce complexity in its
			portfolio, focus on less cyclical industries and pursue higher growth businesses.
			The company provides printing solutions to the garment, apparel and textile
Kornit			industries. Shares rose as Kornit’s 23 percent March-quarter revenue growth
Digital Ltd.	$1,063	33.0	highlighted a robust demand environment. With new products such as Atlas and
(KRNT)			PolyPro gaining traction, the company increased guidance for second-quarter
			revenue and operating profit margins.

	$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move
			The mobile game designer reported March-quarter results that met the consensus
			earnings estimate. Bookings and earnings before interest, tax, depreciation and
Glu Mobile Inc.	$1,613	34.4	amortization both came in ahead of expectations. Shares declined as the company
(GLUU)			tempered second-quarter guidance because it expects customer growth to slow from
			current levels due to efforts to improve efficiency in customer acquisition spending.
			Lower realized prices outweighed slightly higher than expected production to result
Northern			in earnings that fell short of March-quarter expectations. The oil and gas producer
Oil & Gas Inc.	$988	29.6	that focuses on reserves in the Williston Basin of North Dakota and Montana also
(NOG)			reported a notable increase in wells in production, raised its 2019 production guidance
			and reiterated its capital expenditure plans for the year.
			The provider of flash-based storage solutions reported April-quarter results below
Pure			expectations. While the company spent aggressively to bolster its enterprise business
Storage Inc.	$913	27.6	presence, its previous guidance failed to reflect the uncertainty regarding the timing
(PSTG)			of large enterprise deals that the strategy invited.
			The specialty apparel and accessories retailer earned $0.24 per share in the April
American Eagle			quarter, topping the consensus estimate by 14 percent. Comparable store sales
Outfitters Inc.	$771	22.7	increased 6 percent, representing one of the higher growth rates in retail during the
(AEO)			period. A lower than expected gross profit margin reflected increased promotional
			activity, prompting the company to temper second-quarter guidance.
			The company, which operates an online marketplace for freelance workers, reported
			revenue growth toward the high end of its guidance and an improvement in operating
Upwork Inc.	$691	22.1	profit margins. The sequential growth rate of new customer adds improved, with the
(UPWK)			company adding 6,000 customers in the period. While Upwork reiterated full-year
			guidance, revenue growth, at 16 percent, represented a deceleration from its previous pace.

All gains/losses are calculated on an average cost basis from March 31, 2019 through June 30, 2019.
This commentary reflects the viewpoints of Friess Associates, LLC as of June 30, 2019 and is not intended as a forecast or guarantee of future results.

Friess Small Cap Growth Fund
Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class(1)(2)	8.17%	15.90%	13.61%	9.69%
Investor Class(1)(3)	7.89%	15.61%	13.33%	9.41%
Russell 2000® Growth Index(4)	-0.49%	8.63%	14.41%	10.98%
Russell 2000® Index(5)	-3.31%	7.06%	13.45%	10.20%

(1)	Fund commenced operation on May 31, 2017.
(2)
The performance data quoted for the period prior to May 31, 2017, is that of the Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”) and has not been adjusted to reflect the Fund’s share class’ fees and expenses and would be lower if reflected. The Predecessor Fund commenced operations on August 6, 2002 and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on May 31, 2017.

(3)
Performance for the Investor Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class as compared to the Institutional Class.

(4)
The Russell 2000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

(5)
The Russell 2000® Index measures the performance of approximately 2,000 of the largest securities based on a combination of their market cap and current index membership. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The performance shown represents past performance and is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. From time to time, the Investment Adviser has waived fees or reimbursed expenses, which may have resulted in higher returns. The listed Fund returns are net of expenses, and the listed index returns exclude expenses. Inception date for “Since Inception” performance is August 6, 2002. Operating expenses (gross) are 1.39% for the Fund’s Institutional Class and 1.63% for its Investor Class. Total operating expenses (net) are 1.20% and 1.45%, respectively, due to the Adviser’s contractual agreement, through at least April 30, 2020, to waive its management fees and/or pay Fund expenses. Fund returns would be lower if the gross expense ratio were reflected. For the most recent month-end performance, please visit the Fund’s website at www.friessfunds.com.

Friess Small Cap Growth Fund

Schedule of Investments
June 30, 2019 (Unaudited)

Shares		Cost	Value

Common Stocks - 96.2%

COMMUNICATION SERVICES

	Interactive Home
	Entertainment - 1.9%
429,110	Glu Mobile, Inc.+*	$3,078,416	$3,081,010

	Interactive Media
	& Services - 3.9%
187,487	EverQuote, Inc., Class A*	1,525,803	2,437,331
239,425	QuinStreet, Inc.+*	3,361,010	3,794,886

	Movies & Entertainment - 1.6%
35,788	World Wrestling
	Entertainment, Inc.+	3,288,039	2,584,251
	Total Communication Services	11,253,268	11,897,478

CONSUMER DISCRETIONARY

	Apparel Retail - 2.3%
89,168	American Eagle Outfitters, Inc.	1,859,650	1,506,939
82,855	Zumiez, Inc.*	2,196,823	2,162,515

	Apparel, Accessories
	& Luxury Goods - 1.9%
143,994	Levi Strauss & Co., Class A+*	3,204,114	3,006,595

	Automotive Retail - 1.9%
35,735	America’s Car-Mart, Inc.*	2,629,954	3,076,069

	Footwear - 4.1%
107,168	Crocs, Inc.*	2,842,262	2,116,568
26,082	Deckers Outdoor Corp.+*	1,981,838	4,589,649

	Home Furnishings - 1.1%
55,054	The Lovesac Co.*	1,921,508	1,710,528

	Leisure Products - 1.9%
105,860	YETI Holdings, Inc.+*	3,385,324	3,064,647

	Restaurants - 1.0%
36,129	Papa John’s
	International, Inc.+	1,872,321	1,615,689

	Specialty Stores - 2.1%
108,154	National Vision
	Holdings, Inc.*	3,271,981	3,323,572
	Total Consumer Discretionary	25,165,775	26,172,771

CONSUMER STAPLES

	Household Products - 1.7%
100,476	Central Garden & Pet Co.*	2,999,944	2,707,828
	Total Consumer Staples	2,999,944	2,707,828

ENERGY

	Oil & Gas Equipment
	& Services - 2.7%
448,011	McDermott
	International, Inc.+*	3,220,840	4,327,786

	Oil & Gas Exploration
	& Production - 1.5%
1,219,577	Northern Oil and Gas, Inc.*	2,989,810	2,353,784
	Total Energy	6,210,650	6,681,570

FINANCIALS

	Insurance Brokers - 2.9%
54,324	eHealth, Inc.*	1,152,317	4,677,296
	Total Financials	1,152,317	4,677,296

HEALTH CARE

	Biotechnology - 4.3%
122,197	CareDx, Inc.+*	2,898,951	4,397,870
86,982	Veracyte, Inc.*	1,692,417	2,479,857

	Health Care Equipment - 12.3%
153,054	AxoGen, Inc.+*	3,195,005	3,030,469
181,623	CryoPort, Inc.+*	3,177,275	3,327,333
23,856	Integer Holdings Corp.*	1,692,180	2,001,995
75,851	Tandem Diabetes Care, Inc.+*	1,529,523	4,893,907
140,655	Vapotherm, Inc.+*	2,252,371	3,235,065
114,808	Wright Medical Group N.V.*	3,315,471	3,423,575

	Health Care Services - 4.2%
45,745	Addus HomeCare Corp.*	2,862,337	3,428,588
270,200	R1 RCM, Inc.*	3,271,466	3,399,116

	Health Care Supplies - 1.3%
93,146	Establishment Labs
	Holdings, Inc.+*	2,134,498	2,048,280

	Health Care Technology - 2.3%
57,138	Teladoc Health, Inc.+*	3,256,987	3,794,535

	Life Sciences Tools
	& Services - 3.2%
177,406	Fluidigm Corp.*	2,136,920	2,185,642
30,457	PRA Health Sciences, Inc.*	2,174,651	3,019,812
	Total Health Care	35,590,052	44,666,044

INDUSTRIALS

	Aerospace & Defense - 1.8%
45,728	Cubic Corp.	2,758,320	2,948,541

	Diversified Support
	Services - 1.0%
51,399	Mobile Mini, Inc.	1,833,821	1,564,072

	Electrical Components
	& Equipment - 3.7%
328,330	Enphase Energy, Inc.+*	2,047,307	5,985,456

	Industrial Machinery - 5.2%
149,538	Harsco Corp.*	3,346,047	4,103,323
135,239	Kornit Digital Ltd.+*	2,917,892	4,281,667

	Research & Consulting
	Services - 2.1%
67,413	Huron Consulting Group, Inc.*	3,198,566	3,396,267

	Trading Companies
	& Distributors - 2.0%
109,042	H&E Equipment Services, Inc.	3,067,244	3,172,032
	Total Industrials	19,169,197	25,451,358

INFORMATION TECHNOLOGY

	Application Software - 13.1%
26,636	Ceridian HCM Holding, Inc.*	780,450	1,337,127
476,520	Digital Turbine, Inc.+*	2,223,700	2,382,600
33,481	Pagerduty, Inc.+*	1,217,697	1,575,281
102,660	Pluralsight, Inc., Class A+*	2,987,936	3,112,651
74,013	Smartsheet, Inc., Class A*	1,461,563	3,582,229
13,238	The Trade Desk,
	Inc., Class A+*	662,046	3,015,352
83,936	Upland Software, Inc.*	1,870,764	3,821,606
25,835	Zoom Video Communications,
	Inc., Class A+*	1,180,181	2,293,890

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Schedule of Investments (Continued)
June 30, 2019 (Unaudited)

Shares		Cost	Value

Common Stocks - 96.2% (Continued)

INFORMATION TECHNOLOGY (continued)

	Communications
	Equipment - 1.1%
33,627	Lumentum Holdings, Inc.*	$1,682,540	$1,796,018

	Data Processing &
	Outsourced Services - 1.6%
84,256	Evo Payments, Inc., Class A*	2,336,873	2,656,592

	Electronic Components - 1.0%
45,636	II-VI, Inc.+*	1,749,136	1,668,452

	Electronic Equipment
	& Instruments - 2.0%
109,278	Napco Security
	Technologies, Inc.*	3,221,423	3,243,371

	Internet Services
	& Infrastructure - 1.5%
898,413	Limelight Networks, Inc.*	2,825,443	2,425,715
	Total Information Technology	24,199,752	32,910,884

	Total Common Stocks	125,740,955	155,165,229

Short-Term Investment - 4.1%

	Money Market
	Deposit Account - 4.1%
6,570,901	US Bank N.A., 0.30%^	6,570,901	6,570,901
	Total Money Market
	Deposit Account	6,570,901	6,570,901

	Total Short-Term Investment	6,570,901	6,570,901

Investment Purchased with
the Cash Proceeds from
Securities Lending - 28.5%

	Investment Companies - 28.5%
	Mount Vernon Liquid Asset
46,063,523	Portfolio, LLC, 2.54%^	46,063,523	46,063,523
	Total Investment Companies	46,063,523	46,063,523

	Total Investment Purchased
	with the Cash Proceeds from
	Securities Lending	46,063,523	46,063,523

	Total Investments - 128.8%	$178,375,379	207,799,653
	Liabilities in Excess
	of Other Assets - (28.8)%		(46,463,111)
	TOTAL
	NET ASSETS - 100.0%		$161,336,542

+	All or a portion of this securities was out on loan at June 30, 2019. Total loaned securities had a market value of $45,828,454 at June 30, 2019.
*	Non Income Producing.
^	The rate shown is the annualized seven day effective yield as of June 30, 2019.

See Notes to the Financial Statements.

PRIVACY NOTICE (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Friess Small Cap Growth Fund

Statement of Assets and Liabilities
June 30, 2019 (Unaudited)

Assets:
Investments at value* (Including securities on loan valued at $45,828,454)	$207,799,653
Receivable for investment securities sold	619,840
Receivable for securities lending	12,887
Receivable for capital shares sold	6,291
Interest receivable	272
Prepaid expenses	28,414
Total assets	208,467,357

Liabilities:
Payable upon return of securities loaned	46,063,523
Payable for investment securities purchased	873,400
Payable to investment adviser	126,753
Payable for fund administration & accounting fees	20,877
Payable for compliance fees	1,970
Payable for transfer agent fees & expenses	11,290
Payable for custody fees	3,084
Payable for trustee fees	3,361
Accrued distribution and/or shareholder servicing fees	3,888
Accrued expenses	22,669
Total liabilities	47,130,815

Net Assets	$161,336,542

Net Assets Consist Of:
Paid-in capital	$133,826,552
Total distributable earnings	27,509,990
Net Assets	$161,336,542

Calculation of net asset value per share:
Institutional Class:
Net assets	$161,092,668
Shares issued and outstanding(1)	6,840,986
Net asset value, offering and redemption price per share	$23.55

Investor Class:
Net assets	$243,874
Shares issued and outstanding(1)	10,416
Net asset value, offering and redemption price per share	$23.41

* Investments at cost	$178,375,379

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Operations
For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividend income	$133,209
Securities lending income	112,958
Interest income	66,337
Total investment income	312,504

Expenses:
Investment adviser fees (See Note 4)	757,555
Fund administration & accounting fees (See Note 4)	64,687
Transfer agent fees & expenses (See Note 4)	33,535
Federal & state registration fees	19,715
Custody fees (See Note 4)	10,709
Audit fees	9,682
Trustees fees	6,953
Compliance fees (See Note 4)	5,973
Postage and printing fees	3,893
Other expenses	3,747
Legal fees	3,655
Distribution and/or shareholder servicing fees (See Note 5)
Institutional Class	10,656
Investor Class	257
Total expenses before waiver	931,017
Less: waiver from investment adviser (See Note 4)	(21,694)
Net expenses	909,323
Net investment loss	(596,819)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	6,374,645
Net change in unrealized appreciation/depreciation of investments	16,276,518
Net realized and unrealized gain on investments	22,651,163
Net increase in net assets resulting from operations	$22,054,344

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2019	Year Ended
	(Unaudited)	December 31, 2018
Operations:
Net investment loss	$(596,819)	$(831,430)
Net realized gain on investments	6,374,645	8,473,982
Net change in unrealized appreciation/depreciation on investments	16,276,518	(3,001,803)
Net increase in net assets resulting from operations	22,054,344	4,640,749

Capital Share Transactions:
Institutional Class:
Proceeds from shares sold	7,052,365	33,752,791
Proceeds from reinvestment of distributions	—	17,011,292
Payments for shares redeemed	(636,832)	(2,316,553)
Increase in net assets from Institutional Class transactions	6,415,533	48,447,530
Investor Class:
Proceeds from shares sold	119,100	72,122
Proceeds from reinvestment of distributions	—	14,072
Payments for shares redeemed	(7,298)	(45)
Increase in net assets from Investor Class transactions	111,802	86,149

Net increase in net assets resulting from capital share transactions	6,527,335	48,533,679

Distributions to shareholders:
Institutional Class	—	(17,071,791)
Investor Class	—	(14,072)
Total distributions to shareholders	—	(17,085,863)

Total increase in net assets	28,581,679	36,088,565

Net Assets:
Beginning of period	$132,754,863	$96,666,298
End of period	$161,336,542	$132,754,863

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the periods

Institutional Class

	For the Six Months Ended	For the	For the Period
	June 30, 2019	Year Ended	Inception(1) through
	(Unaudited)	December 31, 2018	December 31, 2017
Per Share Data
Net asset value, beginning of period	$20.22	$22.40	$20.00

Investment Operations:
Net investment loss	(0.09)	(0.13)	(0.06)
Net realized and unrealized gains on investments	3.42	0.97	3.20
Total from investment operations	3.33	0.84	3.14

Less Distributions from:
Net investment income	—	—	—
Net realized gains	—	(3.02)	(0.74)
Total distributions	—	(3.02)	(0.74)
Net asset value, end of period	$23.55	$20.22	$22.40

Total Return(2)	16.47%	4.78%	15.68%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$161,093	$132,646	$96,627

Ratio of expenses to average net assets:
Before expense waiver(3)	1.23%	1.24%	1.35%
After expense waiver(3)	1.20%	1.20%	1.20%

Ratio of net investment loss to average net assets:
After expense waiver(3)	(0.79)%	(0.62)%	(0.54)%
Portfolio turnover rate(2)	108%	220%	126%

(1)	Inception Date of the Institutional Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

Investor Class

	For the Six Months Ended	For the	For the Period
	June 30, 2019	Year Ended	Inception(1) through
	(Unaudited)	December 31, 2018	December 31, 2017
Per Share Data
Net asset value, beginning of period	$20.13	$22.37	$20.00

Investment Operations:
Net investment loss	(0.10)	(0.12)	(0.07)
Net realized and unrealized gains on investments	3.38	0.90	3.18
Total from investment operations	3.28	0.78	3.11

Less Distributions from:
Net investment income	—	—	—
Net realized gains	—	(3.02)	(0.74)
Total distributions	—	(3.02)	(0.74)
Net asset value, end of period	$23.41	$20.13	$22.37

Total Return(2)	16.29%	4.51%	15.53%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$244	$109	$39

Ratio of expenses to average net assets:
Before expense waiver(3)	1.46%	1.48%	1.59%
After expense waiver(3)	1.45%	1.45%	1.45%

Ratio of net investment loss to average net assets:
After expense waiver(3)	(1.04)%	(0.87)%	(0.79)%
Portfolio turnover rate(2)	108%	220%	126%

(1)	Inception Date of the Investor Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Notes to Financial Statements
June 30, 2019 (Unaudited)

1.  Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Friess Small Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  Prior to June 1, 2017, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The limited partnership, which incepted on August 6, 2002, converted into, and the Fund commenced operations in the Trust on, May 31, 2017.  The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended June 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2019, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on unrecognized tax positions as income tax expense in the Statement of Operations.  As of and during the period ended June 30, 2019, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. tax authorities for all tax years since the commencement of operations.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2019 (Unaudited)

fees are expensed at an annual rate up to 0.15% of Institutional Class and Investor Class shares, and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share.  Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Investments maturing in 60 days or less, including Commercial Paper, are valued using the mean between the closing bid and ask prices provided by a pricing service and categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2019 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2019:

	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$155,165,229	$—	$—	$155,165,229
Short-Term Investment	—	6,570,901	—	—	6,570,901
Investment Purchased with
the Cash Proceeds from
Securities Lending*	46,063,523	—	—	—	46,063,523
Total Investments in Securities	$46,063,523	$161,736,130	$—	$—	$207,799,653

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statement of Assets and Liabilities. See Note 9 for additional information regarding securities lending activity.

Refer to the Schedule of Investments for further information on the classification of investments.

4.  Investment Advisory Fee and Other Related Party Transactions

The Trust has an agreement with the Friess Associates, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Adviser has engaged its affiliate, Friess Associates of Delaware, LLC as Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser assists the Adviser in the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. The Adviser compensates the Sub-Adviser based on a percentage of monthly expenses incurred by the Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.20% and 1.45% of the average daily net assets of the Institutional Class and Investor Class, respectively.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement for the Fund is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.  Waived fees subject to potential recovery by month of expiration are as follows:

Expiration	Amount
June – December 2020	$77,315
January – December 2021	50,181
January – June 2022	21,694

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2019, are disclosed in the Statement of Operations.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2019 (Unaudited)

5.  Distribution and Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended June 30, 2019, the Fund’s Investor Class incurred expenses of $257 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate up to 0.15% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2019, the Fund incurred shareholder servicing fees of $10,656 and $0 in the Institutional Class and Investor Class, respectively.

6.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2019	December 31, 2018
Institutional Class:
Shares sold	310,319	1,433,009
Shares issued in reinvestment of distributions	—	905,820
Shares redeemed	(29,719)	(91,726)
Net increase	280,600	2,247,103
Investor Class:
Shares sold	5,326	2,933
Shares issued in reinvestment of distributions	—	753
Shares redeemed	(324)	(2)
Net increase	5,002	3,684
Net increase in capital shares	285,602	2,250,787

7.  Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2019, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other	160,143,244	158,191,349

8.  Federal Tax Information

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2018, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$21,281,865	$(9,460,239)	$11,821,626	$154,438,691

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2019 (Unaudited)

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At December 31, 2018, the Fund’s most recently completed fiscal year end, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed		Other	Total
Ordinary	Long-Term	Unrealized	Accumulated	Distributable
Income	Capital Gains	Appreciation	Losses	Earnings
$—	$144,560	$11,821,626	$(6,510,540)	$5,455,646

As of December 31, 2018, the Fund had no capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended December 31, 2018, the Fund deferred, on a tax basis, short-term post-October losses of $6,510,640. The Fund did not defer any ordinary qualified late year losses.

The Fund made no distributions during the period ended June 30, 2019.

The tax character of distributions paid during the period ended December 31, 2018, was as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$12,572,519	$4,513,344	$17,085,863

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  Securities Lending

Following terms of a securities lending agreement with the Fund’s Custodian, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the market value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. As of June 30, 2019, the Fund had 24 securities out on loan.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Fund held $46,063,523 as of June 30, 2019. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations.

10.  Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, Foster Friess held 52.7% of the Fund.

Friess Small Cap Growth Fund

Renewal of Investment Advisory Agreement – Friess Associates, LLC
Renewal of Investment Sub-Advisory Agreement – Friess Associates of Delaware, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Friess Associates, LLC (“Friess” or the “Adviser”) regarding the Friess Small Cap Growth Fund (the “Small Cap Growth Fund”) (the “Advisory Agreement”) for another annual term and the Investment Sub-Advisory Agreement among Friess, the Trust and Friess Associates of Delaware, LLC (the “Sub-Adviser” or “Friess of Delaware”) regarding the Small Cap Growth Fund (the “Sub-Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2019, the Trustees received and considered information from Friess, Friess of Delaware and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Advisory Agreement and the Sub-Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Advisory Agreement and Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Advisory Agreement and Sub-Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Small Cap Growth Fund: (1) the nature, extent, and quality of the services provided by Friess and Friess of Delaware with respect to the Small Cap Growth Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Friess; (3) the cost of the services provided and the profits realized by Friess, and the revenue received by Friess of Delaware, from services rendered to the Fund; (4) comparative fee and expense data for the Small Cap Growth Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Small Cap Growth Fund grows, and whether the advisory fee for the Small Cap Growth Fund reflects such economies of scale for the  Small Cap Growth Fund’s benefit; and (6) other benefits to Friess and Friess of Delaware resulting from services rendered to the Small Cap Growth Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Friess’s presentation and information from Friess, Friess of Delaware and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Friess as set forth in the Advisory Agreement, and with Friess of Delaware as set forth in the Sub-Advisory Agreement, as each agreement relates to the Small Cap Growth Fund, continue to be fair and reasonable in light of the services that Friess and Friess of Delaware performs, the investment advisory fees that each will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Friess and Friess of Delaware provide under the Advisory Agreement and Sub-Advisory Agreement with respect to the Small Cap Growth Fund, noting that such services include but are not limited to the following: (1) investing the Small Cap Growth Fund’s assets consistent with the Small Cap Growth Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Small Cap Growth Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Friess on behalf of the Small Cap Growth Fund; and (5) selecting broker-dealers to execute orders on behalf of the Small Cap Growth Fund.  The Trustees noted that Friess and Friess of Delaware are well capitalized. The Trustees also considered Friess’s and Friess of Delaware’s assets under management.  The Trustees also considered the experience of the portfolio manager that Friess and Friess of Delaware utilize in managing the Small Cap Growth Fund’s assets.  The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Friess and Friess of Delaware provide to the Small Cap Growth Fund under the Advisory Agreement and Sub-Advisory Agreement.

Fund Historical Performance and the Overall Performance of Friess.  In assessing the quality of the portfolio management delivered by Friess and Friess of Delaware, the Trustees reviewed the performance since the inception of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer funds according to Morningstar

Friess Small Cap Growth Fund

Renewal of Investment Advisory Agreement – Friess Associates, LLC
Renewal of Investment Sub-Advisory Agreement – Friess Associates of Delaware, LLC
(Continued)

classifications, and the composite of separate accounts that Friess manages utilizing a similar investment strategy as that of the Fund. The Trustees noted that the Fund outperformed the peer group median and average for the year-to-date and one-year periods ended October 31, 2018. The Trustees also noted that the Fund outperformed its primary and secondary benchmarks over the same periods.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Small Cap Growth Fund pays to Friess under the Advisory Agreement.  They also considered Friess’s profitability analysis for services that Friess rendered to the Small Cap Growth Fund for the 12-month period ended September 30, 2018.  In that regard, the Trustees noted that Friess waived a portion of its management fees during the 12 months ended September 30, 2018.  The Trustees also noted that Friess had contractually agreed, for a period of at least one year, to waive its management fees and reimburse the Small Cap Growth Fund for its operating expenses. as specified in the Fund’s prospectus.  The Trustees determined that Friess’s service relationship with the Small Cap Growth Fund was not profitable for the 12 months ended September 30, 2018.

The Trustees also considered the annual sub-advisory fee that Friess pays to Friess of Delaware under the Sub-Advisory Agreement.  The Trustees noted that because the sub-advisory fees are paid by Friess, the overall advisory fee paid by the Small Cap Growth Fund is not directly affected by the sub-advisory fees paid to Friess of Delaware.  Consequently, the Trustees did not consider the costs of services provided by Friess of Delaware or the profitability of their relationship with the Small Cap Growth Fund to be material factors for consideration.

Comparative Fee and Expense Data.  The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Small Cap Growth Fund bears to those of funds in the same Morningstar peer group.  The Trustees noted that the Small Cap Growth Fund’s management fee was above the median and average reported for the peer group.  They also noted that the total contractual expenses of the Small Cap Growth Fund’s Institutional Class and Investor Class were higher than the average and median total expenses (after management fee waivers and fund expense reimbursements) reported for the peer group. The Trustees considered that the management fee and total expenses were both within the range of the peer group. The Trustees further took into account that the average net assets of the funds comprising the peer group were significantly higher than the assets of the Small Cap Growth Fund and that, when the peer group was limited to similarly sized funds, the total expenses (after management fee waivers and fund expense reimbursements) of the Small Cap Growth Fund Institutional Class were above the peer group median and below the average. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Friess’s advisory fee is reasonable and the portion it allocates to Friess of Delaware is reasonable.

Economies of Scale. The Trustees considered whether the Small Cap Growth Fund would benefit from any economies of scale, noting that the investment advisory fee for the Small Cap Growth Fund does not contain breakpoints.  The Trustees took into account the fact that Friess had agreed to consider breakpoints in the future in response to asset growth in the Small Cap Growth Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and Fund asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by Friess or Friess of Delaware, and their affiliates, from their respective relationships with the Small Cap Growth Fund. The Trustees noted that Friess utilizes soft dollar arrangements with respect to Fund portfolio transactions. The Trustees noted that Friess and Friess of Delaware do not use affiliated brokers to execute the Small Cap Growth Fund’s portfolio transactions.  The Trustees considered that Friess or Friess of Delaware may receive some form of reputational benefit from services rendered to the Small Cap Growth Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Friess and Friess of Delaware do not receive additional material benefits from their relationship with the Small Cap Growth Fund.

Friess Small Cap Growth Fund

Additional Information
June 30, 2019 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-656-3017.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-656-3017.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-656-3017, or (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
Friess Associates, LLC
P.O. Box 576
Jackson, WY 83001

INVESTMENT SUB-ADVISER
Friess Associates of Delaware, LLC
P.O. Box 4166
Greenville, DE 19807

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Cohen & Company, Ltd.
342 Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-656-3017.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*  /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, President

Date    August 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, President

Date    August 1, 2019

By (Signature and Title)*   /s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date    August 1, 2019

* Print the name and title of each signing officer under his or her signature.